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                        AIM SPECIAL OPPORTUNITIES FUNDS

                        AIM SMALL CAP OPPORTUNITIES FUND

                        Supplement dated November 3, 1999
                   to the Prospectus dated September 27, 1999



AIM Small Cap Opportunities Fund (the "Fund") has reached a size in assets under management where, due to the limited size of the market of common stocks of small capitalized companies, it has become increasingly difficult to satisfy the Fund's investment objective and guidelines. For this reason, effective at the close of business on November 4, 1999, the Fund will be closed to new investors. Existing shareholders of the Fund who maintain open accounts will be permitted to continue to make additional investments in the Fund.

The Fund will accept properly completed Account Applications postmarked by the close of business on November 4, 1999. IRA transfers or rollovers will be accepted if a properly completed IRA application and transfer form are postmarked by the close of business on November 4, 1999. New Account Applications, IRA applications or IRA transfer forms received by fax will not be accepted.

During this period that the Fund is closed to new investors, the distribution and service (12b-1) fee for Class A shares will be reduced from 0.35% to 0.25% of the average daily net assets of the Fund. The 12b-1 fees for Class B and Class C shares will not be reduced during this closed period.

The Fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that it would be in the best interest of the shareholders.

The third full paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus should be deleted in its entirety and replaced with the following:

           "The Fund will invest at least 80% of its total assets in equity securities, or securities convertible into equity securities, of companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Russell 2000--Registered Trademark-- Index. The Russell 2000--Registered Trademark-- Index measures the performance of the smallest 2000 companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on the total market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities."